Spirit of America Investment Fund, Inc.

Supplement Dated June 1, 2010 to the Prospectus

Dated April 30, 2010

The section entitled “Legal Proceedings” on page 31 of the Prospectus is replaced with the following:

Legal Proceedings

Each of William Mason, the Portfolio Manager for the Income Fund and David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority, Inc. (“FINRA”) dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007.

In July, 2009, each of Mr. Mason and DLA had received a Wells notice informing them of the possibility of FINRA’s staff recommending that an enforcement action be brought and, in that regard, Mr. Mason and DLA had submitted a response to the Wells notice demonstrating why they believed enforcement charges were unwarranted. Both Mr. Mason and DLA intend to defend this action vigorously. However, there cannot be any assurance that, if FINRA were to be successful in this action, and assess sanctions against Mr. Mason and/or DLA, such sanctions would not materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, and DLA’s ability to act as principal underwriter and distributor for the Funds, although it is not considered likely at this time that such material and adverse affects would occur.

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